AMEX: MSL
12th Annual Burkenroad Reports
Investment Conference
New Orleans Sheraton Hotel
April 25, 2008
__________________________________________________________________________________________________________
C.R. “Rusty Cloutier
President & Chief Executive Officer
J. Eustis Corrigan, Jr.
Executive Vice President and Chief Financial Officer

The Private Securities Litigation Act of 1995 provides a safe harbor for disclosure of information about a company’s anticipated future financial performance. This act protects a company from unwarranted litigation if actual results differ from management expectations. This discussion and analysis reflects management’s current views and estimates of future economic circumstances, industry conditions, MidSouth’s performance and financial results. A number of factors and uncertainties could cause actual results to differ from the anticipated results and expectations expressed in the discussion.

Growth-oriented, bank holding company
Headquarters:  Lafayette, Louisiana
Employees: 423 ● Locations: 34 ● ATMs: 120+
Market Statistics as of March 31, 2008:
 > Total Assets: $937 Million
 > Market Cap: $142.8 Million
 > Stock Price: $18.70 ● Book Value: $10.65
 > Shares Outstanding: 6.6 Million
 > Insider Ownership: 41% ● Institutional Ownership: 7%
Corporate Profile

Corporate Profile
CORPORATE HISTORY
 1985 - Chartered as a National Bank
 1987 - Acquired Breaux Bridge Bank & Trust (LA)
 1989 - Acquired Commerce & Energy Bank (LA)
 1993 - Listed on AMEX: MSL
 1995 - Acquired Sugarland State Bank (LA)
 2004 - Acquired Lamar Bank (Beaumont, TX)
BUSINESS FUNDAMENTALS
 • Small business focus supported by retail and commercial funding
 • Experienced leadership
 • Entrepreneurial management style
 • Organic growth
 • Quality relationships

MidSouth Bank is proud to be a part of
The Burkenroad
Reports!
CONGRATULATIONS
on 12 Great Years!

140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Burkenroad Fund (HYBUX) 111.62%
Russell 2000 69.18%
S&P 500 42.40%

Positioned for GROWTH

Outstanding Performance
Burkenroad Fund - 5 Year

Peter Ricchiuti
Founder & Director of Research
BURKENROAD REPORTS
Special Thanks

Karen
Hail
Executive Vice President
MIDSOUTH BANK
Special Thanks

CONGRATULATIONS
Karen Hail
was named as one of
the 25 Most Powerful
Women in Banking
by US Banker Magazine
in 2007!
Special Thanks

Special Thanks
Dr. Joe
Hargroder
Founding Board Member
MIDSOUTH BANK

You have been the
CORNERSTONE
of MidSouth Bank’s
success!
Always the ANCHOR of
our team, you represent the
HEART & SOUL of MidSouth!
Special Thanks

Strategic Focus
Profitable Growth
&
Expansion
Operational
Enhancement
Capital & Funds
Management
Maximize
Shareholder Value
Human
Capital
▪Target Markets
▪Existing Growth Markets
▪Focus on TX/LA Footprint
▪“Buy & Build”
 Opportunities
▪Preserve Culture
▪CRM Implementation
▪Expense Governance
▪Vendor Management
▪Charter Merger
▪Maintain Sound Capital
Levels
▪ Asset Quality Management
▪Focus on Deposit Mix
Versus Competing on Price
▪Retain Veteran Team
▪Compensation Structure
▪Strategic Initiatives
▪Strengthen Infrastructure

Financial Performance
INCOME STATEMENT	1Q07	4Q07	1Q08	Linked QTR % Change
Net Interest Income	8,338	9,613	9,274	-3.5%
Loan Loss Provision	0	525	1,200	128.6%
Total Non-Interest Income	3,263	3,732	3,587	-3.9%
Total Non-Interest Expense	9,079	10,569	10,293	-2.6%
Income Tax Expense	576	357	169	-52.7%
Net Income	1,946	1,894	1,199	-36.7%
EPS	$0.29	$0.28	$0.18	-35.7%

Financial Performance
BALANCE SHEET	1Q07	4Q07	1Q08	Linked QTR % Change
Total Assets	814,660	854,056	937,030	9.7%
Total Loans	510,561	569,506	569,745.04%
Premises and Equipment	31,488	39,229	39,967	1.9%
Total Deposits	728,839	733,517	818,004	11.5%
Total Shareholders' Equity	61,676	68,469	70,331	2.7%

10.00%
9.50%
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
8.50%
8.63%
8.72%
8.68%
8.44%
1Q07
2Q07
3Q07
4Q07
1Q08

Positioned for GROWTH

Financial Performance
Sound Capital
Levels
▪ 5 Quarter Average
Leverage Ratio
8.59%
▪ Dividend Payout
Ratio 25%
▪ Dividend Yield
1.36
Leverage Ratio

Financial Performance
CREDIT QUALITY	1Q07	4Q07	1Q08	Linked QTR bps Change
Allowance as a % of TTL Lns	0.96%	0.99%	1.08%	9 bps
NPA's to Total Assets	0.28%	0.35%	0.49%	14 bps
Net YTD Charge-offs to TTL Lns	0.02%	0.09%	0.12%	3 bps

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.85%
5.21%
5.16%
5.16%
4.88%
1Q07
2Q07
3Q07
4Q07
1Q08
Avg Yield on Loans
Avg Yield on Int Bearing Dep
Net Interest Margin

Positioned for GROWTH

Yields
▪ Consistent NIM
▪ Active
management of
Loan/Deposit
Pricing
Financial Performance

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.28%
0.21%
0.22%
0.35%
0.49%
1Q07
2Q07
3Q07
4Q07
1Q08
NonPerforming Assets
NPAs to Total Assets

Positioned for GROWTH

Asset
Quality
▪ Engaged & Focused
on Regional
Economies
▪ Experienced and
Accomplished
Management & Board
Financial Performance

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15.7%
37.5%
32.2%
14.6%
15.4%
35.9%
34.5%
14.2%
15.3%
36.1%
33.3%
15.3%
1Q07
4Q07
1Q08
Consumer
Real Estate
Commercial
Construction

Positioned for GROWTH

Financial Performance
1Q07 to
1Q08
Loan Mix
▪ Diversified Loan
Portfolio
▪ C&I Customers
Diversified by
Industry &
Geography

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
19.7%
8.5%
8.0%
39.0%
24.8%
19.7%
8.3%
9.8%
37.3%
24.9%
19.7%
9.8%
8.4%
39.6%
22.5%
1Q07
4Q07
1Q08
NOW & Other
Time < $100
Time > $100
Money Mkt/Savings
Noninterest Bearing

Financial Performance
1Q07 to
1Q08
Deposit Mix
▪ Strong & Stable
Core Funding
Source
▪ Maintaining
Solid Non-Interest
Bearing Base

820,000
800,000
780,000
760,000
740,000
720,000
700,000
680,000
Volume
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
Yield
1Q07
2Q07
3Q07
4Q07
1Q08

Positioned for GROWTH

Earning
Assets
▪ Premium Yield
on Average
Earning Assets
▪ Capacity to
Leverage Yield
Financial Performance
7.68%
7.94%
7.80%
7.90%
7.41%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
32%
73%
27%
71 %
29%
1Q07
4Q07
1Q08
Investments and Cash
Loans

Positioned for GROWTH

Earning
Asset Mix
▪ Stability in
Earning Assets
▪ Liquidity/Funding
Position
Financial Performance
4.96%
5.09%
4.74%
8.91%
8.82%
8.48%

Lake
Charles
Lafayette
10
10

Positioned for GROWTH

Franchise Footprint 2003

40
35
30
25
20
15
10
5
0
19
25
2003
2004

Positioned for GROWTH

Franchise Expansion
Locations
2004
• Beaumont (3), Vidor, Conroe, College Station
• Expansion into Texas

40
35
30
25
20
15
10
5
0
19
25
28
2003
2004
2005

Positioned for GROWTH

Franchise Expansion
Locations
2005
Baton Rouge
Houma (SE Louisiana)
Lafayette (8th location)

40
35
30
25
20
15
10
5
0
19
25
28
29
2003
2004
2005
2006

Positioned for GROWTH

Franchise Expansion
Locations
2006
Lafayette (9th location)

40
35
30
25
20
15
10
5
0
19
25
28
29
34
2003
2004
2005
2006
2007

Franchise Expansion
Locations
2007
TEXAS: Houston, Conroe*, College Station
LOUISIANA: Baton Rouge (2nd location),
Lake Charles (2nd location), Thibodaux*, Cut Off
*Relocation

College Station
Conroe
Beaumont
10
Lake Charles
Houston
10
Lafayette
Baton Rouge
10
Houma

Positioned for GROWTH

Franchise Footprint 2008

920.0
900.0
880.0
860.0
840.0
820.0
800.0
780.0
760.0
740.0
Texas (Billions)
155.0
150.0
145.0
140.0
135.0
130.0
125.0
120.0
Louisanna (Billions)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Positioned for GROWTH

Personal Income Growth
Quarterly
Personal
Income
▪ Sustained
Income
Growth
Source: Federal Reserve Bank of Dallas
LOUISIANA
TEXAS

Texas
10600
10500
10400
10300
10200
10100
10000
9900
9800
9700
Louisiana
1960
1940
1920
1900
1880
1860
1840
1820
1800
1780
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Positioned for GROWTH

Employment Growth
Total
Non-Farm
Employment
▪ Sustained
Employment
Growth
Source: Federal Reserve Bank of Dallas
LOUISIANA
TEXAS

Unemployment Rates
Source: US Bureau of Labor Statistics (as of February 2008)

Unemployment Rates
Source: US Bureau of Labor Statistics (as of February 2008)

Unemployment Rates
Market MSAs	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08
Louisiana	3.9	3.6	3.7	4.0	4.0	3.7
Baton Rouge	4.1	2.9	2.9	3.5	4.5	3.4
Houma	2.9	2.0	2.2	2.5	3.4	2.5
Lafayette	3.1	2.1	2.3	2.6	3.4	2.6
Lake Charles	4.3	2.9	3.0	3.7	4.8	3.6

Texas	4.3	4.3	4.2	4.2	4.3	4.1
Beaumont	5.6	4.9	5.3	5.9	6.2	5.5
College Station	3.7	3.2	3.4	3.3	3.8	3.4
Houston	4.3	3.8	4.0	4.2	4.5	4.2

MSA Average	4.0	3.1	3.3	3.7	4.4	3.6
Source: US Bureau of Labor Statistics

Occupation                                          % Chg in Avg Wage*
Carpenters 70.9%
Electricians 18.7%
Engineers 14.1%
Helpers 35.2%
Plumbers 21.9%
Technicians                                                    41.4%
Total                                                     39.6%
*2005 to 2006
Wage Growth
Supply and Demand - Construction Labor Wage Impact
Source: La. Economic Outlook: 2008 and 2009

MidSouth Bancorp
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Positioned for GROWTH

Historical
Stock
Performance
▪ Life to Date
Growth
Stock Performance
Source: Finance.Yahoo.com - April 26, 1993 - April 21, 2008
 April 1993 - April 2008

MidSouth Bancorp
Dow Jones
NASDAQ
S&P 500
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Positioned for GROWTH

Relative
Stock
Performance
▪ MSL vs.
Major Indexes
▪ Life to Date
Growth
Stock Performance
Source: Finance.Yahoo.com - April 26, 1993 - April 21, 2008
 April 1993 - April 2008

SUMMARY
• Regional Strategic Growth Model
• Focused & Driven Leadership
• Superior Financial Performance and Focus on Credit Quality
• Excellent Shareholder Returns
MidSouth Bancorp